AMENDMENT NO. 16
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM INVESTMENT SECURITIES FUNDS
(INVESCO INVESTMENT SECURITIES FUNDS)
          This Amendment No. 16 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”) amends, effective September 24, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to (i) add Class R6 Shares to select funds, (ii) change the name of Invesco Van Kampen Corporate Bond Fund to Invesco Corporate Bond Fund and (iii) change the name of Class A5 Shares to Class AX Shares, Class B5 Shares to Class BX Shares, Class C5 Shares to Class CX Shares and Institutional Class Shares to Class R5 Shares,
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.

By:	/s/ John M. Zerr
Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Dynamics Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares
Investor Class Shares

Invesco Global Real Estate Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Class Y Shares

Invesco High Yield Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class R6 Shares
Class Y Shares
Investor Class Shares

Invesco High Yield Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Limited Maturity Treasury Fund	Class A Shares
Class A2 Shares
Class R5 Shares
Class Y Shares

Invesco Money Market Fund	Class AX Shares
Class B Shares
Class BX Shares
Class C Shares
Class CX Shares
Class R Shares
Class R5 Shares
Class Y Shares
AIM Cash Reserve Shares
Investor Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Municipal Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Investor Class Shares

Invesco Real Estate Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares
Investor Class Shares

Invesco Short Term Bond Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco U.S. Government Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Corporate Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares”